DELAWARE VIP® TRUST

Delaware VIP High Yield Series (the “Series”)

Supplement to the Series’ Standard Class and Service Class
Statutory Prospectuses dated April 29, 2016

Effective as of the date of this supplement, the following replaces the information in the prospectus section entitled “Series summary – Who manages the Series? – Investment manager”:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
John P. McCarthy	Senior Vice President, Senior Portfolio Manager, Co-Head of Credit Research	December 2012
Adam H. Brown, CFA	Senior Vice President, Senior Portfolio Manager	November 2014
Craig C. Dembek, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
Paul A. Matlack, CFA	Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist	December 2012

Effective as of the date of this supplement, the following replaces the biographical information in the prospectus section entitled “Who manages the Series – Portfolio managers”:

Portfolio managers

John P. McCarthy and Adam A. Brown have primary responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Mr. McCarthy and Mr. Brown regularly consult with Paul A. Matlack and Craig C. Dembek.

John P. McCarthy, CFA, Senior Vice President, Senior Portfolio Manager, Co-Head of Credit Research
John P. McCarthy is a senior portfolio manager for the firm’s high yield strategies, a role he assumed in July 2016. He is also co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Delaware Investments in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining Delaware Investments, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Adam H. Brown, CFA, Senior Vice President, Senior Portfolio Manager
Adam H. Brown is a senior portfolio manager on the firm's taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Delaware Investments in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. At Four Corners, he was a co-portfolio manager on four collateralized loan obligations

(CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Craig C. Dembek, CFA, Senior Vice President, Co-Head of Credit Research, Senior Research Analyst
Craig C. Dembek is co-head of credit research and senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Paul A. Matlack, CFA, Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist
Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Series shares.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated October 12, 2016.